Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Alan J. Noia, principal executive officer, state and attest that:

(1)       To the best of my knowledge, based upon a review of the covered reports of Allegheny Energy, Inc., and, except as corrected or supplemented in a subsequent covered report:
    no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)       I have reviewed the contents of this statement with the Company's audit committee.

(3)       In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
      2001 Annual Report on Form 10-K filed with the Commission of Allegheny Energy, Inc.
      all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Allegheny Energy, Inc. filed with the
      Commission subsequent to the filing of the Form 10-K identified above; and
      any amendments to any of the foregoing.

/s/ Alan J. Noia                                                                     Subscribed and sworn to
Alan J. Noia                                                                             before me this 14th day of
                                                                                                 August 2002.

Date: August 14, 2002
                                                                                                /s/ Judith A. Bohner
                                                                                                Notary Public

                                                                                                My Commission Expires:
                                                                                                 10/01/02